MERRILL LYNCH
PACIFIC FUND, INC.



FUND LOGO



Quarterly Report

March 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.









Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

For the quarter ended March 31, 1999, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +10.37%, +10.16%, +10.17% and +10.37%, respectively, slightly underperforming the +11.17% total return for the unmanaged Benchmark Index of Pacific Basin stock markets. However, the Fund performed in line with the unmanaged FT/S&P Actuaries Pacific Basin Index for the three-month period, which posted a total return of +10.27%. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.)

Almost all of the Pacific Basin stock markets appreciated during the March quarter, led by a very strong Japanese stock market. Analysts and commentators began to wonder whether the Japanese stock market's appreciation is the start of a sustained move upward.

As is usually the case for us, we do not have any particular view of the future direction of the Japanese stock market. Nevertheless, there are some interesting observations to make regarding Japanese stocks. At its current approximate 17,000 level, the Nikkei Dow Jones Index is still well below its historical high of approximately 39,000. This high was attained nearly ten years ago. During its rally phases in the middle of the 1990s, the Nikkei regularly moved up to approximately 21,000. From 1992-1997, the average high price attained during each calendar year by the Nikkei was 20,800, with the lowest high at 19,000 and the highest high at 22,700. If the Japanese stock market were to end the 1990s at a level merely half its value of ten years ago (that is, 19,500), it would still have to appreciate approximately 15% over the next nine months.

If the Nikkei Index did end 1999 at 19,500, it would mean that during the past 17 years of global bull markets (beginning in the autumn of 1982), the Japanese market would have achieved a compound annual price appreciation of somewhat less than 6% per year. In contrast, assuming that the US stock market is virtually flat for 1999, it would have an approximate 15.5% compound annual price appreciation over the ten-year period. These measures actually understate the total return advantage of US stocks, since US dividend yields have been significantly higher than those in Japan.

However, even though the US stock market (along with essentially all other developed stock markets) provided better investment returns than the Japanese stock market over the past 17 years, this does not necessarily indicate what the future might hold. For several years, we have maintained that there was relatively little risk of further sustained declines in the Japanese stock market. Nevertheless, in the past we have also been too optimistic in our belief that there were signs that corporate Japan was changing in positive ways, and that these changes would lead to improved stock market performance. Although we are still hopeful that senior managements of Japanese corporations will more closely align their goals with those of their shareholders, it does not appear that this trend is yet underway in a meaningful way. In recent months, news of wholesale restructuring has invigorated parts of the market and the government appears to be more committed to solving the country's economic problems. These are steps in the right direction, compared to the Japanese government's previous unwillingness to recognize the country's significant structural economic problems.


Merrill Lynch Pacific Fund, Inc.
March 31, 1999


Market Review
Elsewhere in the Pacific Basin, economic conditions range from a boom in Australia (with 1998 gross domestic product growth of nearly 5%) to a disaster in countries such as Indonesia. Japan falls somewhere in between these two extremes. Japanese consumption and capital spending remain very weak and are likely to remain so if the government pursues real restructuring. Meanwhile, the liquidity situation is improving across Asia. Outside of Japan, this means that interest rates are falling and standard measures of money supply are increasing. However, in Japan, policy has aimed to ease the credit crunch through the use of loan guarantees and other means. Some of the new debt is being recycled into financial assets and could flow offshore if the yen remains stable or weakens. In addition, foreign investors have been large net buyers of Japanese equities thus far in 1999. This wave of investment interest has also moved through other Asian stock markets in varying degrees.

We continue to be relatively cautious regarding the outlook for the smaller stock markets in the Pacific Basin. They have been fueled thus far in 1999 by increased liquidity. Meaningful changes have taken place that enhance the investment appeal of some countries and companies, however we believe that a weaker yen poses potential problems. We still believe that one of the better policy options to reflate the Japanese economy is to further loosen monetary policy and push the yen toward the YEN 140/US$ level. Major Japanese export sectors, such as autos and electronics, are doing well, but would do even better with a weaker yen. However, this trend would hurt competing companies across Asia and probably redirect investment flows in the region. These trends would negatively impact the developing Asian economies and stock markets.


Investment Strategy
Our investment strategy remained unchanged during the March quarter. Since it is important to Japan's economy to maintain its strong export businesses (such as those in which we have invested), we believe that the yen is not likely to strengthen relative to the US dollar. At the same time, we have not increased investments in the smaller Asian economies because of our concerns regarding the negative impact that a weak yen would have on them. As a result, we continue to hedge a significant portion of our yen-denominated investments back into US dollars.


In Conclusion
We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager


May 12, 1999

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chair-man since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Pacific Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.





Merrill Lynch Pacific Fund, Inc.
March 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Pacific Fund, Inc.
March 31, 1999


PERFORMANCE DATA (continued)

Recent Performance Results
                                                                     Market Performance           Market Capitalization
                                                              In Local Currency/In US Dollars        (as of 12/31/98)

                                                                  3 Month          12 Month     In US Dollars   % of Total
                                                                  % Change         % Change       (Billions)     (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*     +10.37%         +10.71%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*     +10.16          + 9.62(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*     +10.17          + 9.58(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*     +10.37          +10.51(4)
Benchmark Index**                                                   +11.17         + 8.19
  Japan                                                         +17.78/+12.29    +2.46/+15.30***    $1,567         71.0%
  Australia                                                      +4.58/+7.76     +7.86/+3.02***        191          8.7
  Hong Kong                                                      +6.67/+6.64     -7.74/-7.75***        154          7.0
  Taiwan                                                        +14.78/+11.48   -17.78/-18.57****      125          5.6
  India                                                         +26.18/+26.39    +0.64/-6.18****        49          2.2
  South Korea                                                   +10.38/+8.04    +45.26/+63.98****       67          3.0
  Singapore                                                      +4.39/-0.30     +9.36/+2.22**          56          2.5

 (1)Percent change includes reinvestment of $0.763 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.543 per share ordinary income dividends.
 (3)Percent change includes reinvestment of $0.558 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.710 per share ordinary income dividends.
   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI Korea, and 2% MSCI Singapore; indexes are net of dividends and "free" when available.
 ***The market performance (by country) in local currency and US dollars represents the seven-month return (3/31/98-10/31/98) of the Topix Index (Japan), all Ordinaries Index (Australia), Hang Seng Index (Hong Kong), and the DBS 50 Index (Singapore) linked to the five-month performance (10/31/98-3/31/99) of the MSCI Japan, MSCI Australia, MSCI Hong Kong, and MSCI Singapore.
****The market performances in local currency and US dollars represent the 12-month MSCI Index returns for countries added to the unmanaged Benchmark Index in October 1998. These countries include Taiwan, India and South Korea. Malaysia and Thailand were removed from the unmanaged Benchmark Index in October 1998.



Merrill Lynch Pacific Fund, Inc.
March 31, 1999


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to
$20,673.12 on March 31, 1999.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        +10.71%         +4.90%
Five Years Ended 3/31/99                  + 4.98          +3.85
Ten Years Ended 3/31/99                   + 7.59          +7.01

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                         +9.62%         +5.62%
Five Years Ended 3/31/99                   +3.91          +3.91
Ten Years Ended 3/31/99                    +6.50          +6.50

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                         +9.58%         +8.58%
Inception (10/21/94)
through 3/31/99                            +3.84          +3.84

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        +10.51%         +4.70%
Inception (10/21/94)
through 3/31/99                           + 4.66          +3.40

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Pacific Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS
                       Shares                                                                                 Percent of
Industry                Held                     Investments                      Cost            Value       Net Assets
Japan

Automobile           1,717,000    Suzuki Motor Corporation                   $   18,391,785    $   22,809,124      2.0%

Beverage               380,000    Chukyo Coca-Cola Bottling Co., Ltd.             5,420,506         4,010,147      0.3
                       424,000    Hokkaido Coca-Cola Bottling Co., Ltd.           6,399,350         4,481,651      0.4
                       386,000    Kinki Coca-Cola Bottling Co., Ltd.              7,430,096         5,222,391      0.4
                       476,000    Mikuni Coca-Cola Bottling                       8,487,431        10,304,076      0.9
                       517,000    Sanyo Coca-Cola Bottling Co., Ltd.              7,028,799        11,366,481      1.0
                                                                             --------------    --------------    ------
                                                                                 34,766,182        35,384,746      3.0

Chemicals            1,144,000    Shin-Etsu Chemical Co., Ltd.                   22,117,771        30,084,898      2.6

Consumer Electronics   503,500    Sony Corporation                               46,709,134        46,620,370      4.0

Containers           1,766,000    Toyo Seikan Kaisha, Ltd.                       49,371,128        38,154,321      3.3

Electric             1,943,610    Chudenko Corporation                           55,433,121        38,786,738      3.3
Construction         2,862,000    Kinden Corporation                             46,023,681        40,851,142      3.5
                     1,232,000    Taihei Dengyo Kaisha, Ltd.                     24,789,475         4,000,406      0.3
                                                                             --------------    --------------    ------
                                                                                126,246,277        83,638,286      7.1

Electric Equipment   1,529,000    Murata Manufacturing Co., Ltd.                 55,562,492        81,453,577      7.0
                       365,000    Rohm Company Ltd.                              20,974,303        43,672,839      3.7
                                                                             --------------    --------------    ------
                                                                                 76,536,795       125,126,416     10.7

Office Equipment     2,651,000    Canon, Inc.                                    47,927,699        65,680,957      5.6

Pharmaceuticals        668,000    Ono Pharmaceutical Co. Ltd.                    23,797,062        27,000,169      2.3
                     1,927,000    Yamanouchi Pharmaceutical Co., Ltd.            51,438,763        61,104,769      5.2
                                                                             --------------    --------------    ------
                                                                                 75,235,825        88,104,938      7.5

Property & Casualty  9,351,000    Dai-Tokyo Fire and Marine Insurance Co., Ltd.  55,540,249        33,447,260      2.9
Insurance            4,062,000    Fuji Fire and Marine Insurance Co., Ltd.       15,558,215         7,693,962      0.7
                     7,539,000    Koa Fire & Marine Insurance Co., Ltd.          45,292,612        22,694,774      1.9
                     7,871,000    Nichido Fire & Marine Insurance Co., Ltd.      45,785,572        46,190,377      4.0
                     6,568,000    Sumitomo Marine & Fire Insurance Co., Ltd.     53,695,584        42,098,292      3.6
                     3,413,000    Tokio Marine & Fire Insurance Co., Ltd.        36,317,746        38,990,047      3.3
                                                                             --------------    --------------    ------
                                                                                252,189,978       191,114,712     16.4

Retailing              792,000    Ito-Yokado Co., Ltd.                           42,846,103        51,031,963      4.4
                       364,000    Sangetsu Co., Ltd.                              8,382,717         5,848,131      0.5
                                                                             --------------    --------------    ------
                                                                                 51,228,820        56,880,094      4.9

Telecommunications         552    NTT Mobile Communication Network, Inc.         18,214,739        27,305,936      2.3

Tires & Rubber       1,460,000    Bridgestone Corporation                        24,961,990        37,283,951      3.2

                                  Total Investments in Japan                    843,898,123       848,188,749     72.6



Merrill Lynch Pacific Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                       Shares                                                                                 Percent of
Industry                Held                     Investments                      Cost            Value       Net Assets
Australia

Leisure             14,055,889    Village Roadshow Ltd. 'A' (Preferred)      $   31,688,289    $   23,096,637      2.0%

Property             5,533,000    Lend Lease Corporation Limited                 38,429,018        70,255,334      6.0

                                  Total Investments in Australia                 70,117,307        93,351,971      8.0

Hong Kong

Banking              1,315,228    HSBC Holdings plc                              31,159,579        41,411,675      3.5

Conglomerates        8,129,035    Hutchison Whampoa Limited                      63,838,064        63,988,326      5.5

                                  Total Investments in Hong Kong                 94,997,643       105,400,001      9.0

India

Banking              3,257,000    Industrial Development Bank of India           11,173,586         2,691,736      0.2

Broadcast/Media        620,000    BITV                                            3,557,823                 0      0.0

Diversified Mutual       7,000    UTI Master Plus 91-B                                2,346             3,273      0.0
Funds

Financial Services      77,300    Housing Development Finance Corporation Ltd.
                                  (HDFC)                                          6,255,618         4,471,901      0.4

                                  Total Investments in India                     20,989,373         7,166,910      0.6

New Zealand

Diversified         31,469,530    Guinness Peat Group plc                        21,093,216        29,744,370      2.5

                                  Total Investments in New Zealand               21,093,216        29,744,370      2.5

Singapore

Airlines             1,108,000    Singapore Airlines Ltd. 'Foreign'               5,091,953         8,024,334      0.7

Banking              5,450,000    Oversea-Chinese Banking Corporation Ltd.
                                  'Foreign'                                      25,610,981        36,943,801      3.2

                                  Total Investments in Singapore                 30,702,934        44,968,135      3.9

South Korea

Banking                125,400    Hana Bank                                       1,024,517         1,401,289      0.1
                       392,515    Hana Bank (GDR) (a)                             5,064,257         4,219,536      0.4

                                  Total Investments in South Korea                6,088,774         5,620,825      0.5



Merrill Lynch Pacific Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                       Shares                                                                                 Percent of
Industry                Held                     Investments                      Cost            Value       Net Assets

Thailand
Broadcast/Media      2,192,000    BEC World Public Company
                                  Limited 'Foreign'                          $   17,579,558    $   10,638,507      0.9%

                                  Total Investments in Thailand                  17,579,558        10,638,507      0.9

                       Face
                      Amount

Short-Term Securities

Commercial      US$ 14,083,000    General Electric Capital Corp.,
Paper*                            5.08% due 4/01/1999                            14,083,000        14,083,000      1.2

                                  Total Investments in Short-Term Securities     14,083,000        14,083,000      1.2

Total Investments                                                            $1,119,549,928     1,159,162,468     99.2
                                                                             ==============
Unrealized Appreciation on Forward Foreign Exchange Contracts**                                     6,897,486      0.6

Other Assets Less Liabilities                                                                       2,376,656      0.2
                                                                                               --------------    ------
Net Assets                                                                                     $1,168,436,610    100.0%
                                                                                               ==============    ======


Net Asset Value:      Class A--Based on net assets of $527,629,569 and
                               27,093,417 shares outstanding                                   $        19.47
                                                                                               ==============
                      Class B--Based on net assets of $482,931,282 and
                               26,189,642 shares outstanding                                   $        18.44
                                                                                               ==============
                      Class C--Based on net assets of $55,591,060 and
                               3,072,768 shares outstanding                                    $        18.09
                                                                                               ==============
                      Class D--Based on net assets of $102,284,699 and
                               5,251,234 shares outstanding                                    $        19.48
                                                                                               ==============

(a)Global Depositary Receipts (GDR).
  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 **Forward foreign exchange contracts as of March 31, 1999 were as follows:
                                                    Unrealized
   Foreign                 Expiration              Appreciation
   Currency Purchased         Date                (Depreciation)

   YEN      774,092,319    October 1999           $   (206,946)

   (US$ Commitment--$6,936,311)                   $   (206,946)
                                                  ------------
   Foreign
   Currency Sold

   YEN   35,619,702,002    October 1999           $  7,104,432

   (US$ Commitment--$316,754,808)                 $  7,104,432
                                                  ------------
   Total Unrealized Appreciation on Forward
   Foreign Exchange Contracts--Net                $  6,897,486
                                                  ============



Merrill Lynch Pacific Fund, Inc.
March 31, 1999


PORTFOLIO INFORMATION

As of March 31, 1999
                                              Percent of
Ten Largest Equity Holdings                   Net Assets

Murata Manufacturing Co., Ltd.                   7.0%
Lend Lease Corporation Limited                   6.0
Canon, Inc.                                      5.6
Hutchison Whampoa Limited                        5.5
Yamanouchi Pharmaceutical Co., Ltd.              5.2
Ito-Yokado Co., Ltd.                             4.4
Sony Corporation                                 4.0
Nichido Fire & Marine Insurance Co., Ltd.        4.0
Rohm Company Ltd.                                3.7
Sumitomo Marine & Fire Insurance Co., Ltd.       3.6


                                              Percent of
Ten Largest Industries                        Net Assets

Property & Casualty Insurance                   16.4%
Electric Equipment                              10.7
Pharmaceuticals                                  7.5
Banking                                          7.4
Electric Construction                            7.1
Property                                         6.0
Office Equipment                                 5.6
Conglomerates                                    5.5
Retailing                                        4.9
Consumer Electronics                             4.0


Equity Portfolio Changes
For the Quarter Ended March 31, 1999

Additions

Hana Bank
Ono Pharmaceutical Co. Ltd.




Merrill Lynch Pacific Fund, Inc.
March 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary


Gerald M. Richard, Treasurer and Norman R. Harvey, Executive Vice President of Merrill Lynch Pacific Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863